UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 5, 2025

HELMERICH & PAYNE, INC.
(Exact name of registrant as specified in its charter)

DE	1-4221	73-0679879
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 North Detroit Avenue
Tulsa, OK 74120
(Address of principal executive offices and zip code)
(918) 742-5531
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock ($0.10 par value)	HP	NYSE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the 2025 Annual Meeting of Stockholders of Helmerich & Payne, Inc. (the “Company”) held on March 5, 2025 (the “2025 Annual Meeting”), the Company's stockholders voted on the following matters with final voting results described below.

1.The individuals listed below were elected at the 2025 Annual Meeting to serve as Directors of the Company until the Company's Annual Meeting of Stockholders in 2026.

	For	Against	Abstain	Broker
Delaney M. Bellinger	78,256,259	3,300,503	72,868	9,884,963
Belgacem Chariag	77,156,106	4,400,939	72,585	9,884,963
Kevin G. Cramton	78,134,470	3,423,203	71,957	9,884,963
Randy A. Foutch	66,366,935	15,198,394	64,301	9,884,963
Hans Helmerich	76,573,695	4,986,486	69,449	9,884,963
Elizabeth R. Killinger	78,285,804	3,279,753	64,073	9,884,963
John W. Lindsay	78,268,394	3,310,936	50,300	9,884,963
José R. Mas	77,521,692	4,047,834	60,104	9,884,963
Donald F. Robillard, Jr.	76,707,579	4,850,562	71,489	9,884,963
John D. Zeglis	73,427,924	8,135,860	65,846	9,884,963

Effective as of the 2025 Annual Meeting, the Board of Directors of the Company has reduced the size of the Board of Directors to 10.

2. The proposal to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the Company's fiscal year ending September 30, 2025 was approved.

For	Against	Abstain
88,710,307	2,713,493	90,793

3. The advisory vote on the compensation of the Company's executives named in the Proxy Statement for the 2025 Annual Meeting was approved.

For	Against	Abstain	Broker
77,309,972	4,080,043	239,615	9,884,963

ITEM 8.01    OTHER EVENTS

The Directors of the Company, at a Board of Directors meeting held on March 6, 2025, declared a quarterly cash dividend of $0.25 per share on the Company's common stock, payable on May 30, 2025, to stockholders of record at the close of business May 15, 2025.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELMERICH & PAYNE, INC.

By:	/s/ Karsten K. Irwin
Name:	Karsten K. Irwin
Title: Date:	Assistant Corporate Secretary March 6, 2025